Exhibit 99.1

Worksport Announces Official Launch Date for SOLIS and COR Clean Energy Products

Innovative solar tonneau and portable power system officially available for order November 28, 2025, marking Worksport’s entry into a new era of clean energy solutions

West Seneca, New York, October 30, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator in advanced manufacturing and distributed clean energy technologies, serving both consumer and industrial markets, today announced the official launch date for its flagship SOLIS™ Solar Tonneau Cover and COR™ Portable Energy Storage System — both available for order starting November 28, 2025. A select group of early-access customers will be invited to place pre-launch orders ahead of the official date as Worksport initiates the countdown to its most anticipated product debut yet.

Product Launch and Pricing Details

The Worksport COR Starter Kit (Inverter + Battery) will launch at $949 with the unique ability to purchase unlimited additional batteries for truly limitless energy, while the SOLIS Solar Tonneau System will start at $1,999. The COR can be used stand-alone, but when combined with the SOLIS solar array, it forms a portable, modular nano-grid capable of delivering limitless clean renewable energy anywhere. Customers can follow the live countdown and early-access updates via the new SOLIS and COR landing pages on Worksport’s website.

Over the coming days, Worksport will release additional details on product specifications, performance data, consumer shipping dates, and manufacturing milestones, continuing to engage both retail consumers and investors.

Revenue Potential and Strategic Impact

Worksport’s initial rollout is targeted to deliver 1,000 COR units and 900 additional 1kWh battery packs, alongside a limited number of SOLIS solar tonneau covers, representing an initial revenue opportunity of approximately $2.45 million. The Company’s is planning to scale rapidly, positioning Worksport to multiply production volumes throughout 2026, targeting significant additional revenue.

Management believes this launch will act as a significant catalyst, transforming Worksport’s clean-tech division into a high-margin, growth-driving business segment. By the end of 2026, SOLIS and COR are expected to emerge as Worksport’s leading revenue contributors.

Expanding Market Reach and Competitive Edge

The launch of SOLIS and COR significantly broadens Worksport’s customer demographics and market footprint, introducing a unique solar-powered ecosystem that currently has no direct competition in the vehicle accessory market.

Worksport’s tonneau cover business has already demonstrated explosive growth — from $1.5 million in 2023, to $8.5 million in 2024, and an expected $24 million year-end 2025 run rate, with projections to surpass $100 million run rate within two years. The introduction of SOLIS and COR extends that trajectory, integrating Worksport’s proprietary solar and energy storage IP into new clean-tech revenue streams.

The COR portable power system has been validated through multiple performance tests, including powering heavy industrial equipment in extreme conditions. When paired with the SOLIS solar cover, the system forms a self-sustaining, portable nano-grid — capable of recharging faster than it discharges — offering users clean, mobile energy without reliance on the grid.

Leadership Commentary

“Our November 28 launch date marks the beginning of a new chapter for Worksport,” said Steven Rossi, Chief Executive Officer of Worksport Ltd. “SOLIS and COR embody our mission to lead in practical clean energy innovation. They’re not just products, they’re a gateway to a new ecosystem that integrates renewable power directly into the lifestyle of truck owners, overlanders, and all clean-tech enthusiasts.”

Our tonneau business alone has the potential to drive Worksport into nine-figure annual revenues, while our new energy platform — SOLIS and COR — positions us on a credible path toward ten-figure potential and beyond,” said Rossi. “It’s a transformational leap that fuses technology, sustainability, and profitability across our business.

Forward Outlook

Management reiterates that the commercialization of SOLIS and COR is expected to accelerate Worksport’s trajectory toward profitability and establish its position as a rising U.S. clean-tech leader. This launch also represents the beginning of a much larger vision — one that Worksport plans to unveil in 2026. That framework will outline a next-generation ecosystem of clean, accessible energy for everyone: an expansion of the COR system into Powerwall-style home and commercial applications, integration with consumer electronics, and new adaptations of the COR and SOLIS for marine, recreational, construction, and trade industries.

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter.

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

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The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.